DELAWARE VIP TRUST

Delaware VIP High Yield Series
(the "Series")

Supplement to the Series' Standard Class Prospectus
dated April 29, 2008

Effective April 1, 2008, the Series changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index.

The following replaces the table on page 3 entitled, "How has the Series performed? - Average annual returns for periods ending 12/31/07."

Average annual returns for periods ending 12/31/07

	Delaware VIP High Yield Series Standard Class	Bear Stearns High Yield Index (reflects no deduction for fees, expenses, or taxes)	Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)
1 year	2.79%	2.09%	2.53%
5 years	11.98%	10.64%	10.61%
10 years	3.25%	5.35%	5.57%

The Series' returns above are compared to the performance of the Bear Stearns High Yield Index and the Merrill Lynch U.S. High Yield Master II Constrained Index. The Bear Stearns High Yield Index includes fixed income, non-convertible, U.S. dollar-denominated securities rated BB+ or lower by S&P and Ba1 or lower by Moody's Investors Service, Inc. (Moody's) with an outstanding par value of not less than $100 million and more than one year to their maturity date. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index that tracks the public high yield debt market. Issues included in the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody's, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Effective April 1, 2008, the Series changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. It is anticipated that the Series' portfolio managers will have access to more index-related information with the Series' new benchmark. You should remember that unlike the Series, each Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2008.